Exhibit 99.1

© 2024 AAR CORP. All rights reserved worldwide. 1 Investor Presentation September 5, 2024

Forward-looking statements

Note: All results and expectations in the presentation reflect continuing operations unless otherwise noted.

This presentation contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, which reflect management's expectations about future conditions, including, but not limited to continued demand in the commercial aviation market, the life and utilization of current generation aircraft, anticipated activities and benefits under extended, expanded and new services, supply and distribution agreements, opportunities for capital deployment and margin improvement, earnings performance, contributions from our recent acquisitions, the expansion of capacity in our hangars, expectations for our USM and parts supply businesses, and our 3-5 year organic targets.

Forward-looking statements often address our expected future operating and financial performance and financial condition, or targets, goals, commitments, and other business plans, and often may also be identified because they contain words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "likely," "may," "might," "plan," "potential," "predict," "project," "seek," "should," "target," "will," "would," or similar expressions and the negatives of those terms. These forward-looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including: (i) factors that adversely affect the commercial aviation industry; (ii) adverse events and negative publicity in the aviation industry; (iii) a reduction in sales to the U.S. government and its contractors; (iv) cost overruns and losses on fixed-price contracts; (v) nonperformance by subcontractors or suppliers; (vi) a reduction in outsourcing of maintenance activity by airlines; (vii) a shortage of skilled personnel or work stoppages; (viii) competition from other companies; (ix) financial, operational and legal risks arising as a result of operating internationally; (x) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions, such as the acquisition of Trax USA Corp. and the Product Support Business of Triumph Group Inc.; (xi) failure to realize the anticipated benefits of acquisitions; (xii) circumstances associated with divestitures; (xiii) inability to recover costs due to fluctuations in market values for aviation products and equipment; (xiv) cyber or other security threats or disruptions; (xv) a need to make significant capital expenditures to keep pace with technological developments in our industry; (xvi) restrictions on use of intellectual property and tooling important to our business; (xvii) inability to fully execute our stock repurchase program and return capital to stockholders; (xviii) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements; (xix) non-compliance with restrictive and financial covenants contained in our debt and loan agreements; (xx) changes in or non-compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations; and (xxi) exposure to product liability and property claims that may be in excess of our liability insurance coverage.

Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. Those events and uncertainties are difficult or impossible to predict accurately and many are beyond our control. For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10-K, Part I, "Item 1A, Risk Factors" and our other filings filed from time to time with the U.S. Securities and Exchange Commission. All statements made in this presentation are made as of the date of this presentation. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

All trademarks and logos depicted in this presentation are the property of their respective owners and are displayed solely for purposes of illustration.

Non-GAAP Financial Measures: This presentation includes certain non-GAAP financial measures. Please refer to the Appendix for additional information on these non-GAAP financial measures and reconciliations to the comparable GAAP measures.

AAR
© 2024 AAR CORP. All rights reserved worldwide.
2

Company

Global aerospace and defense aftermarket solutions

Key metrics

Founded	Market cap	Annual sales
1955	~$2.3B	~$2.5B
NYSE	Employees	Q4 FY24 Adjusted operating margin
AIR	~6,000	9.3%

Selected customers

United, Air Canada, GE Aerospace, Qatar Airways, DHL, Lockheed Martin, Alaska Airlines, Delta, Jet2.com, MTU Aero Engines, Southwest, American Airlines

Businesses

- Parts Supply
- Repair & Engineering
- Integrated Solutions
- Expeditionary Services

Adjusted operating margin is a non-GAAP financial measure; see Appendix for reconciliations of non-GAAP financial measures.
Market cap as of August 26, 2024.

AAR
© 2024 AAR CORP. All rights reserved worldwide.
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© 2024 AAR CORP. All rights reserved worldwide. 4 Parts Supply • Consists of Distribution and Used Serviceable Material (USM) • Largest and highest margin segment • Consistent market share gains in Distribution with a long runway for growth • Increasing demand for USM, strong market position with deep supply relationships Repair & Engineering • Consists primarily of MRO (airframe heavy maintenance), Component Services (acquired Triumph Product Support) • Hangars at capacity with new capacity additions planned for FY2026 • Proprietary PMA parts emerging opportunity Integrated Solutions • Consists of Government Programs (logistics and operations support programs), Commercial Programs (flight - hour - based aircraft support) and Trax (ERP software) • Programs primarily under long - term contract • High - margin Trax software with multiple levers for growth Expeditionary Services Mobility Systems: Rapid deployment sustainment solutions for government applications • Pallets for use in military transport aircraft • Containers for customized air - mobile shipping and storage of equipment • Shelter systems for military operations Business segment overview Parts Supply 42% Repair & Engineering 27% Integrated Solutions 28% Expeditionary Services 3% FY24 Sales Commercial 71% Government 29% FY24 Sales

Triumph Product Support acquisition

Furthering AAR's Connected Business Model


Parts Supply
Repair & Engineering
Integrated Solutions
Digital Services
TRIUMPH
PRODUCT SUPPORT

Acquisition summary:

- ✓ Aggregate purchase price of $725 million. Net purchase price of $645 million when adjusted for $80 million present value of tax benefits
- ✓ Closed March 1, 2024

Anticipated strategic highlights:

- ✓ Significantly accretive to margins with highly attractive overall financial profile
- ✓ Meaningfully scales AAR's proprietary repair capabilities, highly complementary with existing portfolio
- ✓ Thailand facility enables significant expansion of operations and capabilities in APAC
- ✓ Potential benefits of integrating AAR existing Parts Supply and Integrated Solutions volumes with Product Support's facilities and proprietary capabilities
- ✓ Anticipated run-rate cost synergies of ~$10 million
- ✓ Strong combined free cash flow

AAR
© 2024 AAR CORP. All rights reserved worldwide.
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© 2024 AAR CORP. All rights reserved worldwide. 6 Global expertise and reach Headquarters and warehouse near Chicago’s O’Hare International Airport; Airframe MRO network in U.S. and Canada with Component Services, Engineering Services and Landing Gear Overhaul; Mobility Systems; Integrated Solutions – Government supporting WASS; Trax, provider of MRO software solutions for airlines, lessors, military customers, and MROs North America Sales office supporting customers in Latin and South America; Integrated Solutions – Government, WASS, and other defense contracts Central and South America Parts Supply sales office in London’s Heathrow Airport; Integrated Solutions – Commercial and Parts Supply teams in Gatwick; Airinmar Component Repair management services; Integrated Solutions – Government in Waddington UK Component Services in Amsterdam; warehouse network includes Brussels and Hanover serving EMEA; sales office in Paris Europe Warehouse and sales office in Dubai serving EMEA; Integrated Solutions – Government, WASS, and other defense contracts Middle East Regional sales offices in Singapore, China and Japan; warehouse and Engineering Services for interior modifications; Component Services in Thailand Asia Warehouse in Auckland; sales office in Melbourne Australasia Over 60 AAR sites around the world Customers in over 150 countries

Highly-diversified customer base with longstanding relationships

15+ year relationship with each of our top customers

Commercial airlines

Air Canada, Air New Zealand, Alaska, Allegiant, American Airlines, China Eastern, China Southern Airlines, Delta, flydubai, Japan Airlines, Jet2.com, Lufthansa, Southwest, United, Volotea

Regional airlines

Jazz, Mesa Airlines, Republic Airline, SkyWest

Cargo airlines

Atlas Air, ATSG, DHL, FedEx, SF Express, Star Air, UPS

OEMs

Airbus, Bombardier, Collins Aerospace, Eaton, GE Aviation, Honeywell, Lockheed Martin, Northrop Grumman, Pratt & Whitney, Raytheon

Government

- United States Air Force (USAF)
- United States Navy (USN)
- United States Army (USA)
- International Narcotics and Law Enforcement (INL)
- Colombian Air Force
- Japan Ministry of Defense (JMOD)
- Norway – Royal Norwegian Air Force (RNAF)
- Royal Netherlands Air Force (RNLAF)
- United Kingdom Ministry of Defence (UK MoD)

Top customers by sales – FY2024

Customer	% of sales [2]
U.S. Government [1]	20%
United	8%
Delta	6%
Air Canada	5%
Southwest	4%
Mesa Airlines	2%
Alaska	2%
Boeing	2%
MTU	2%

[1] Consists of numerous contracts across the U.S. Navy, U.S. Air Force, U.S. Army, U.S. Defense Logistics Agency and U.S. Department of State | [2] Percent of consolidated FY2024 sales

AAR
© 2024 AAR CORP. All rights reserved worldwide.
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© 2024 AAR CORP. All rights reserved worldwide. 8 Historical financial performance Sales ($M) Adjusted diluted EPS Net debt / adjusted EBITDA Adjusted operating income ($M) and margin FY ends May 31; adjusted figures are non - GAAP financial measures; figures reflect continuing operations; pro forma net debt/adju sted EBITDA reflects results for the year ended May 31, 2024 plus results for the Triumph Product support business acquired o n M arch 1, 2024 for the nine months ended February 29, 2024. See Appendix for reconciliation of non - GAAP financial measures. $1,748 $2,052 $2,072 $1,652 $1,820 $1,991 $2,319 FY18 FY19 FY20 FY21 FY22 FY23 FY24 $90 $115 $105 $69 $115 $149 $193 $61 5.2% 5.6% 5.0% 4.2% 6.3% 7.5% 8.3% 9.3% FY18 FY19 FY20 FY21 FY22 FY23 FY24 Q4-FY24 $1.87 $2.44 $2.15 $1.31 $2.38 $2.86 $3.33 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1.0x 0.7x 1.3x 0.7x 0.3x 1.1x 3.3x FY18 FY19 FY20 FY21 FY22 FY23 FY24 Pro Forma

© 2024 AAR CORP. All rights reserved worldwide. 9 x Consolidated footprint to optimize cost base and preferred customer support x Exited underperforming product lines and contracts x Reduced selected headcount x Eliminated non - essential spend x Used market dislocation and relative strength to take share x Leveraging fixed cost base x Added differentiated capability Actions taken have yielded consistent financial improvement Note: FY ends May 31; figures reflect continuing operations; adjusted operating margin and adjusted EPS are non - GAAP financial m easures. See Appendix for reconciliation of non - GAAP financial measures. 4.9% 5.6% 5.9% 3.2% 2.5% 4.0% 5.0% 5.2% 5.5% 6.1% 6.7% 7.0% 6.9% 7.6% 7.6% 7.8% 7.3% 8.1% 8.3% 9.3% Quarterly adjusted operating margin $0.57 $0.64 $0.67 $0.26 $0.17 $0.31 $0.37 $0.47 $0.52 $0.53 $0.63 $0.72 $0.61 $0.69 $0.75 $0.83 $0.78 $0.81 $0.85 $0.88 Quarterly adjusted EPS

© 2024 AAR CORP. All rights reserved worldwide. 10 • Pro forma net leverage of 3.3x* as of the end of Q4 FY24 • Portion of acquisition consideration funded with prepayable debt • Upsized Revolver to provide greater operational flexibility and liquidity • Support new business wins in Parts Supply via inventory in USM and Distribution • Select airframe maintenance expansion and new component repair capabilities • Development of proprietary PMA parts • Adherence to strategic filters and financial criteria • Focused on expanding in core Parts Supply, R&E, and Integrated Solutions • Increase intellectual property in portfolio Maintain flexible balance sheet Organic investment to drive growth Opportunistic acquisitions Capital allocation framework * Non - GAAP financial measure. See Appendix for reconciliation.

3-5 Year Guidance for 10-15%+ EPS growth

	3-5 Year Organic Growth Targets
Sales growth	5 – 10%
Adj. OP margin	10.5 – 11.5%+
Adj. EBITDA margin	12.5 – 13.5%+
Adj. EPS growth	10 – 15%+

Driven by robust structural tailwinds:

- **Growth in air travel**
- **Multiple levers to enhance market share:** unique exclusive distribution model resonating with OEM partners, airframe hangar expansions, increased USM adoption
- **Product Support acquisition:** additional differentiated component repair capabilities; expanded global footprint
- **Increasing government interest in commercial solutions**
- **Organic margin opportunity** driven by operational efficiency, digitalization
- **Positive margin mix shift** toward Parts Supply
- **Addition of nascent high margin businesses,** software solutions, and proprietary parts

AAR
© 2024 AAR CORP. All rights reserved worldwide.
11

© 2024 AAR CORP. All rights reserved worldwide. 12 Appendix

© 2024 AAR CORP. All rights reserved worldwide. 13 Non - GAAP financial measures Adjusted sales, adjusted operating income, adjusted operating margin, adjusted diluted earnings per share from continuing operations, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma EBITDA, net debt, net debt to adjusted EBITDA, and pro forma net debt to adjusted EBITDA are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . We believe these non - GAAP financial measures are relevant and useful for investors as they illustrate our core operating performance unaffected by the impact of certain items that management does not believe are indicative of our ongoing and core operating activities . When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance and leverage against that of other companies in the industries we compete . These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP . Adjusted EBITDA is income from continuing operations before interest income (expense), other income (expense), income taxes, depreciation and amortization, stock - based compensation, and items of an unusual nature including but not limited to business divestitures and acquisitions, workforce actions, COVID - related subsidies and costs, impairment and exit charges, facility consolidation and repositioning costs, investigation and remediation compliance costs, equity investment gains and losses, pension settlement charges, legal judgments, acquisition, integration and amortization expenses from recent acquisition activity, and significant customer events such as early terminations, contract restructurings, forward loss provisions, and bankruptcies . Adjusted operating income is adjusted EBITDA gross of depreciation and amortization and stock - based compensation . Pursuant to the requirements of Regulation G of the Exchange Act, we are providing the following tables that reconcile the above - mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures :

Non-GAAP financial measures

Adjusted sales, adjusted operating income and adjusted operating margin

($ in millions)

	FY18	FY19	FY20	FY21	FY22	FY23	FY24
Sales	$1,748.3	$2,051.8	$2,072.0	$1,652.3	$1,820.0	$1,990.5	$2,318.9
Contract termination/restructuring & loss provision, net	-		17.3	(1.3)	(2.9)	0.1	2.3
Customer bankruptcy charge	-		-	0.4	-	-	-
Adjusted sales	**$1,748.3**	**$2,051.8**	**$2,089.3**	**$1,651.4**	**$1,817.1**	**$1,990.6**	**$2,321.2**
Operating income	$86.0	$98.3	$41.3	$85.2	$106.9	$133.9	$129.2
Investigation and remediation compliance costs	-	3.5	10.0	4.4	3.7	4.7	10.5
Acquisition, integration and amortization expenses	-	-	-	-	-	7.0	36.7
Customer bankruptcy and credit charges	-	12.4	1.6	4.9	1.0	1.5	-
Government subsidies	-	-	(2.8)	(56.2)	(4.9)	(1.6)	-
Facility consolidation and repositioning costs	-	0.9	4.9	4.5	0.2	-	-
Russian bankruptcy court judgement	-	-	-	-	-	1.8	11.2
Contract termination/restructuring & loss provision, net	-	-	31.3	9.3	0.9	2.0	4.8
Asset impairment and exit charges	-	-	11.0	7.0	3.5	-	-
Severance and furlough costs	4.5	0.2	7.1	9.0	2.0	0.1	0.5
Costs related to strategic projects	-	-	0.4	1.0	1.8	(0.2)	-
Adjusted operating income	**$90.5**	**$115.3**	**$104.8**	**$69.1**	**$115.1**	**$149.2**	**$192.9**
Adjusted operating margin	**5.2%**	**5.6%**	**5.0%**	**4.2%**	**6.3%**	**7.5%**	**8.3%**

	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24
Sales	$400.8	$403.6	$410.3	$437.6	$455.1	$436.6	$452.2	$476.1	$446.3	$469.8	$521.1	$553.3	$549.7	$545.4	$567.3	$656.5
Contract termination/restructuring & loss provision, net	1.9	(2.3)	1.5	(2.4)	1.0	(2.5)	(0.2)	(1.2)	0.1	-	-	-	-	-	-	2.3
Customer bankruptcy charge	-	0.4	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted sales	**$402.7**	**$401.7**	**$411.8**	**$435.2**	**$456.1**	**$434.1**	**$452.0**	**$474.9**	**$446.4**	**$469.8**	**$521.1**	**$553.3**	**$549.7**	**$545.4**	**$567.3**	**$658.8**
Operating income	$3.2	$21.6	$39.7	$20.7	$15.1	$30.1	$30.3	$31.4	$31.2	$32.4	$34.0	$36.3	$25.3	$38.3	$33.0	$32.6
Investigation and remediation compliance costs	1.3	2.8	0.3	-	0.2	0.8	1.6	1.1	0.8	1.1	1.2	1.6	1.1	2.6	2.0	4.8
Acquisition, integration and amortization expenses	-	-	-	-	-	-	-	-	-	-	1.9	5.1	2.8	3.1	12.2	18.6
Customer bankruptcy and credit charges	0.2	1.3	1.0	2.4	-	1.0	-	-	-	(0.3)	1.8	-	-	-	-	-
Government subsidies	(11.1)	(18.7)	(24.6)	(1.8)	(0.3)	(2.5)	(1.0)	(1.1)	(0.7)	-	(0.9)	-	-	-	-	-
Facility consolidation and repositioning costs	2.0	0.4	-	2.1	0.1	0.1	-	-	-	-	-	-	-	-	-	-
Russian bankruptcy court judgement	-	-	-	-	-	-	-	-	-	-	1.8	-	11.2	-	-	-
Contract termination/restructuring & loss provision, net	2.2	4.5	4.0	(1.4)	6.7	(4.4)	(1.1)	(0.3)	(0.3)	2.3	-	-	-	-	-	4.8
Asset impairment and exit charges	5.8	1.2	-	-	2.3	0.6	0.5	0.1	-	-	-	-	-	-	-	-
Severance and furlough costs	6.0	2.2	0.1	0.7	0.9	0.8	0.2	0.1	0.1	-	-	-	-	-	-	0.5
Costs related to strategic projects	0.3	0.7	-	-	-	-	-	1.8	(0.2)	-	-	-	-	-	-	-
Adjusted operating income	**$9.9**	**$16.0**	**$20.5**	**$22.7**	**$25.0**	**$26.5**	**$30.5**	**$33.1**	**$30.9**	**$35.5**	**$39.8**	**$43.0**	**$40.4**	**$44.0**	**$47.2**	**$61.3**
Adjusted operating margin	**2.5%**	**4.0%**	**5.0%**	**5.2%**	**5.5%**	**6.1%**	**6.7%**	**7.0%**	**6.9%**	**7.6%**	**7.6%**	**7.8%**	**7.3%**	**8.1%**	**8.3%**	**9.3%**

AAR

© 2024 AAR CORP. All rights reserved worldwide.

14

Non-GAAP financial measures

Adjusted diluted earnings per share from continuing operations

	FY18	FY19	FY20	FY21	FY22	FY23	FY24	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24
Diluted earnings (loss) per share from continuing operations	$2.11	$2.40	$0.71	$1.30	$2.16	$2.52	$1.29	$0.31	$0.58	$0.63	$0.66	$0.62	$0.64	$0.62	$0.66	($0.02)	$0.67	$0.39	$0.26
Deferred tax re-measurement from the Tax Cuts and Jobs Act	($0.41)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investigation and remediation compliance costs	-	0.08	0.22	0.10	0.07	0.13	0.29	0.01	0.01	0.03	0.02	0.02	0.03	0.04	0.04	0.03	0.08	0.06	0.14
Loss on sale/exit of business/asset	-	-	-	0.44	0.04	0.02	0.07	-	0.03	-	0.01	-	-	0.01	0.01	0.02	0.02	0.02	0.01
Acquisition, integration and amortization expenses	-	-	-	-	-	0.21	1.21	-	-	-	-	-	-	0.06	0.15	0.08	0.09	0.52	0.52
Contract termination/restructuring & loss provision, net	0.14	-	0.68	0.20	0.02	0.04	0.14	0.14	(0.09)	(0.02)	(0.01)	(0.01)	0.05	-	-	-	-	-	0.14
Customer bankruptcy and credit charges (recoveries)	-	0.27	0.04	0.10	0.02	0.04	-	-	0.02	-	-	-	(0.01)	0.05	-	-	-	-	-
Loss (gain) on equity investments	-	-	-	-	-	0.01	-	-	-	-	-	-	(0.02)		0.03	-	-	-	-
Asset impairment charges	-	-	0.25	0.15	0.07	-	-	0.05	0.01	0.01	-	-	-		-	-	-	-	-
Government COVID-related subsidies	-	-	(0.06)	(1.22)	(0.10)	(0.05)	-	(0.01)	(0.05)	(0.02)	(0.02)	(0.02)	-	(0.03)	-	-	-	-	-
State income tax benefit	(0.06)	(0.15)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Recognition of previously reserved income tax benefits	-	(0.19)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Russian bankruptcy court judgement	-	-	-	-	-	0.05	0.32	-	-	-	-	-	-	0.05	-	0.32	-	-	-
Facility consolidation and repositioning costs	-	0.02	0.11	0.09	0.01	-	-	-	0.01	-	-	-	-	-	-	-	-	-	-
Severance, furlough & pension settlement costs	0.09	0.01	0.19	0.22	0.07	-	0.77	0.02	0.01	0.02	0.02	-	-	-	-	0.76	-	-	0.01
Gain on settlement of purchase accounting liabilities	-	-	-	-	(0.02)	-	-	-	-	(0.02)	-	-	-	-	-	-	-	-	-
Gain on legal settlement	-	-	-	(0.09)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Costs related to strategic projects	-	-	0.01	0.02	0.04	-	-	-	-	-	0.04	-	-	-	-	-	-	-	-
Tax effect on adjustments[(a)]	-	-	-	-	-	(0.11)	(0.76)	-	-	-	-	-	-	(0.05)	(0.06)	(0.41)	(0.05)	(0.14)	(0.20)
Adjusted diluted EPS from continuing operations	**$1.87**	**$2.44**	**$2.15**	**$1.31**	**$2.38**	**$2.86**	**$3.33**	**$0.52**	**$0.53**	**$0.63**	**$0.72**	**$0.61**	**$0.69**	**$0.75**	**$0.83**	**$0.78**	**$0.81**	**$0.85**	**$0.88**

[(a)] Calculation uses estimated statutory tax rates on non-GAAP adjustments except for the tax effect of the pension settlement charge, which includes income taxes previously recognized in accumulated other comprehensive loss. Began reporting tax effects separately in Q3 FY23.

AAR
© 2024 AAR CORP. All rights reserved worldwide.
15

Non-GAAP financial measures

Adjusted EBITDA

($ in millions)

	FY17	FY18	FY19	FY20	FY21	FY22	FY23	FY24	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24
Net income (loss)	$56.5	$15.6	$7.5	$4.4	$35.8	$78.7	$90.2	$46.3	$11.5	$20.8	$22.5	$23.9	$22.7	$22.5	$21.8	$23.2	($0.6)	$23.8	$14.0	$9.1
(Income) loss from discontinued operations	(4.5)	58.1	76.6	20.4	10.5	(0.2)	(0.4)	-	(0.3)	-	0.1	-	(0.4)	-	-	-	-	-	-	-
Income tax expense (benefit)	25.1	3.5	4.9	5.6	18.2	26.6	31.4	12.0	3.9	7.9	8.2	6.6	8.1	8.3	8.0	7.0	(6.9)	7.9	6.5	4.5
Other (income) expense, net	-	0.9	0.8	2.1	(4.3)	(2.2)	0.8	0.4	(0.7)	(0.3)	(1.1)	(0.1)	(0.2)	(0.5)	0.3	1.2	-	0.1	0.2	0.1
Interest expense, net	5.2	7.9	8.5	8.8	4.8	2.3	11.2	41.0	0.7	0.4	0.6	0.6	1.0	2.0	3.5	4.7	5.4	5.6	11.3	18.7
Depreciation and amortization	35.7	40.5	42.8	43.7	36.3	33.1	27.9	41.2	8.9	8.9	7.7	7.6	6.8	6.5	6.9	7.7	8.4	8.7	8.8	15.3
Investigation and remediation compliance costs	-	-	3.5	10.1	4.4	3.7	4.7	10.5	0.2	0.8	1.6	1.1	0.8	1.1	1.2	1.6	1.1	2.6	2.0	4.8
Losses related to sale and exit of business	(2.6)	-	-	-	20.2	1.7	0.7	2.8	-	1.3	-	0.4	-	0.1	0.4	0.2	0.7	0.9	1.0	0.2
Acquisition and integration expenses	-	-	-	-	-	-	6.2	27.6	-	-	-	-	-	-	1.9	4.3	1.8	-	11.2	14.6
Asset impairment and exit charges	-	-	-	11.0	7.0	3.5	-	-	2.3	0.6	0.5	0.1	-	-	-	-	-	-	-	-
Contract termination/restructuring & loss provision, net	-	7.1	-	31.3	9.3	0.9	2.0	4.8	6.7	(4.4)	(1.1)	(0.3)	(0.3)	2.3	-	-	-	-	-	4.8
Facility consolidation and repositioning costs	-	-	0.9	4.9	4.5	0.2	-	-	0.1	0.1	-	-	-	-	-	-	-	-	-	-
Severance and furlough costs	0.8	4.5	0.2	7.1	9.0	2.0	0.1	0.5	0.9	0.8	0.2	0.1	0.1	-	-	-	-	-	-	0.5
Customer bankruptcy and credit charges	-	-	12.4	1.6	4.9	1.0	1.5	-	-	1.0	-	-	-	(0.3)	1.8	-	-	-	-	-
Government COVID-related subsidies	-	-	-	(2.8)	(56.2)	(4.9)	(1.6)	-	(0.3)	(2.5)	(1.0)	(1.1)	(0.7)	-	(0.9)	-	-	-	-	-
Pension settlement charge	-	-	-	-	-	-	-	26.7	-	-	-	-	-	-	-	-	26.7	-	-	-
Russian bankruptcy court judgement	-	-	-	-	-	-	1.8	11.2	-	-	-	-	-	-	1.8	-	11.2	-	-	-
Costs related to strategic projects	-	-	-	0.4	1.0	1.8	(0.2)	2.1	-	-	-	1.8	(0.2)	-	-	-	-	2.1	-	-
Stock-based compensation	11.0	15.3	13.5	7.3	9.2	8.2	13.5	15.3	3.1	1.6	1.1	2.4	4.1	2.8	3.5	3.1	4.3	3.6	3.6	3.8
Adjusted EBITDA	$127.2	$153.4	$171.6	$155.9	$114.6	$156.4	$189.8	$242.4	$37.0	$37.0	$39.3	$43.1	$41.8	$44.8	$50.2	$53.0	$52.1	$55.3	$58.6	$76.4

Pro forma for Product Support acquisition:	
Product Support adjusted EBITDA for the nine months ended February 29, 2024	33.5
Pro forma adjusted EBITDA for the year ended May 31, 2024	$275.9

AAR
© 2024 AAR CORP. All rights reserved worldwide.
16

© 2024 AAR CORP. All rights reserved worldwide. 17 Net debt / adjusted EBITDA Non - GAAP financial measures ($ in millions) FY18 FY19 FY20 FY21 FY22 FY23 FY24 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Total debt $178.9 $142.9 $602.0 $135.2 $100.0 $272.0 $997.0 $129.0 $104.5 $104.5 $100.0 $115.0 $198.0 $188.0 $272.0 $307.0 $277.0 $277.0 $997.0 Less: cash and cash equivalents (31.1) (21.3) (404.7) (51.8) (53.5) (68.4) (85.8) (48.8) (42.7) (40.6) (53.5) (44.3) (49.0) (52.7) (68.4) (70.3) (65.1) (69.2) (85.8) Net debt $147.8 $121.6 $197.3 $83.4 $46.5 $203.6 $911.2 $80.2 $61.8 $63.9 $46.5 $70.7 $149.0 $135.3 $203.6 $236.7 $211.9 $207.8 $911.2 Adjusted EBITDA 153.4 171.6 155.9 114.6 156.4 189.8 242.4 130.0 140.0 147.6 156.4 161.2 169.0 179.9 189.8 200.1 210.6 219.0 242.4 Net debt to Adjusted EBITDA 1.0x 0.7x 1.3x 0.7x 0.3x 1.07x 3.76x 0.6x 0.4x 0.4x 0.3x 0.4x 0.9x 0.8x 1.1x 1.2x 1.0x 0.95x 3.76x Adjusted EBITDA pro forma for Product Support acquisition 275.9 275.9 Pro forma net debt to Adjusted EBITDA 3.30x 3.30x

Non-GAAP financial measures

FY23 by segment

($ in millions)	Q1 FY23					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$168.6	$127.6	$127.8	$22.3	$0.0	$446.3
Operating income (loss)	18.3	7.4	8.3	2.3	(5.1)	31.2
Operting income margin	10.9%	5.8%	6.5%	10.3%	NA	7.0%
Sales	$168.6	$127.6	$127.8	$22.3	$0.0	$446.3
Contract terms/restr.costs/loss provisions, net	-	-	0.1	-	-	0.1
Adjusted sales	$168.6	$127.6	$127.9	$22.3	$0.0	$446.4
Operating income (loss)	$18.3	$7.4	$8.3	$2.3	($5.1)	$31.2
Acquisition and amortization expenses	-	-	-	-	-	-
Investigation and remediation compliance costs	-	-	-	-	0.8	0.8
Contract terms/restr.costs/loss provisions, net	-	-	(0.3)	-	-	(0.3)
Severance charges	-	-	-	-	0.1	0.1
Customer bankruptcy & credit charges (recoveries)	-	-	-	-	-	-
Government COVID-related subsidies	-	(0.7)	-	-	-	(0.7)
Costs related to strategic projects	-	-	-	-	(0.2)	(0.2)
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$18.3	$6.7	$8.0	$2.3	($4.4)	$30.9
Adjusted operating margin	10.9%	5.3%	6.3%	10.3%	NA	6.9%
Operating income (loss)	$18.3	$7.4	$8.3	$2.3	($5.1)	$31.2
Depreciation and amortization	1.2	1.8	2.6	0.4	0.8	6.8
Stock-based compensation	0.5	0.4	0.3	0.1	2.8	4.1
Acquisition-related expenses	-	-	-	-	-	-
Investigation and remediation compliance costs	-	-	-	-	0.8	0.8
Contract terms/restr.costs/loss provisions, net	-	-	(0.3)	-	-	(0.3)
Severance charges	-	-	-	-	0.1	0.1
Customer bankruptcy & credit charges (recoveries)	-	-	-	-	-	-
Government COVID-related subsidies	-	(0.7)	-	-	-	(0.7)
Costs related to strategic projects	-	-	-	-	(0.2)	(0.2)
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$20.0	$8.9	$10.9	$2.8	($0.8)	$41.8
Adjusted EBITDA margin	11.9%	7.0%	8.5%	12.6%	NA	9.4%

	Q2 FY23					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$183.6	$134.8	$127.3	$24.1	$0.0	$469.8
Operating income (loss)	21.3	8.6	7.1	2.0	(6.6)	32.4
Operting income margin	11.6%	6.4%	5.6%	8.3%	NA	6.9%
Sales	$183.6	$134.8	$127.3	$24.1	$0.0	$469.8
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$183.6	$134.8	$127.3	$24.1	$0.0	$469.8
Operating income (loss)	$21.3	$8.6	$7.1	$2.0	($6.6)	$32.4
Acquisition and amortization expenses	-	-	-	-	-	-
Investigation and remediation compliance costs	-	-	-	-	1.1	1.1
Contract terms/restr.costs/loss provisions, net	-	-	2.3	-	-	2.3
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	(0.3)	-	-	(0.3)
Government COVID-related subsidies	-	-	-	-	-	-
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$21.3	$8.6	$9.1	$2.0	($5.5)	$35.5
Adjusted operating margin	11.6%	6.4%	7.1%	8.3%	NA	7.6%
Operating income (loss)	$21.3	$8.6	$7.1	$2.0	($6.6)	$32.4
Depreciation and amortization	0.9	1.8	2.6	0.4	0.8	6.5
Stock-based compensation	0.5	0.1	0.2	-	2.0	2.8
Acquisition-related expenses	-	-	-	-	-	-
Investigation and remediation compliance costs	-	-	-	-	1.1	1.1
Contract terms/restr.costs/loss provisions, net	-	-	2.3	-	-	2.3
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	(0.3)	-	-	(0.3)
Government COVID-related subsidies	-	-	-	-	-	-
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$22.7	$10.5	$11.9	$2.4	($2.7)	$44.8
Adjusted EBITDA margin	12.4%	7.8%	9.3%	10.0%	NA	9.5%

	Q3 FY23					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$227.6	$128.0	$143.5	$22.0	$0.0	$521.1
Operating income (loss)	25.1	9.8	7.0	1.9	(9.8)	34.0
Operting income margin	11.0%	7.7%	4.9%	8.6%	NA	6.5%
Sales	$227.6	$128.0	$143.5	$22.0	$0.0	$521.1
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$227.6	$128.0	$143.5	$22.0	$0.0	$521.1
Operating income (loss)	$25.1	$9.8	$7.0	$1.9	($9.8)	$34.0
Acquisition and amortization expenses	-	-	-	-	1.9	1.9
Investigation and remediation compliance costs	-	-	-	-	1.2	1.2
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	1.8	-	-	1.8
Government COVID-related subsidies	-	(0.9)	-	-	-	(0.9)
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	1.8	-	-	-	-	1.8
Adjusted operating income	$26.9	$8.9	$8.8	$1.9	($6.7)	$39.8
Adjusted operating margin	11.8%	7.0%	6.1%	8.6%	NA	7.6%
Operating income (loss)	$25.1	$9.8	$7.0	$1.9	($9.8)	$34.0
Depreciation and amortization	1.4	1.6	2.6	0.3	1.0	6.9
Stock-based compensation	0.4	0.1	0.3	-	2.7	3.5
Acquisition-related expenses	-	-	-	-	1.9	1.9
Investigation and remediation compliance costs	-	-	-	-	1.2	1.2
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	1.8	-	-	1.8
Government COVID-related subsidies	-	(0.9)	-	-	-	(0.9)
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	1.8	-	-	-	-	1.8
Adjusted EBITDA	$28.7	$10.6	$11.7	$2.2	($3.0)	$50.2
Adjusted EBITDA margin	12.6%	8.3%	8.2%	10.0%	NA	9.6%

	Q4 FY23					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$238.6	$143.0	$148.3	$23.4	$0.0	$553.3
Operating income (loss)	29.0	9.5	8.1	1.5	(11.8)	36.3
Operting income margin	12.2%	6.6%	5.5%	6.4%	NA	6.6%
Sales	$238.6	$143.0	$148.3	$23.4	$0.0	$553.3
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$238.6	$143.0	$148.3	$23.4	$0.0	$553.3
Operating income (loss)	$29.0	$9.5	$8.1	$1.5	($11.8)	$36.3
Acquisition and amortization expenses	-	-	2.0	-	3.1	5.1
Investigation and remediation compliance costs	-	-	-	-	1.6	1.6
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	-	-	-	-
Government COVID-related subsidies	-	-	-	-	-	-
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$29.0	$9.5	$10.1	$1.5	($7.1)	$43.0
Adjusted operating margin	12.2%	6.6%	6.8%	6.4%	NA	7.8%
Operating income (loss)	$29.0	$9.5	$8.1	$1.5	($11.8)	$36.3
Depreciation and amortization	1.5	1.9	3.1	0.4	0.8	7.7
Stock-based compensation	(0.2)	(0.1)	0.2	-	3.2	3.1
Acquisition-related expenses	-	-	1.2	-	3.1	4.3
Investigation and remediation compliance costs	-	-	-	-	1.6	1.6
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Customer bankruptcy & credit charges (recoveries)	-	-	-	-	-	-
Government COVID-related subsidies	-	-	-	-	-	-
Costs related to strategic projects	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$30.3	$11.3	$12.6	$1.9	($3.1)	$53.0
Adjusted EBITDA margin	12.7%	7.9%	8.5%	8.1%	NA	9.6%

	FY23					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$818.4	$533.4	$546.9	$91.8	$0.0	$1,990.5
Operating income (loss)	93.7	35.3	30.5	7.7	(33.3)	133.9
Operting income margin	11.4%	6.6%	5.6%	8.4%	NA	6.7%
Sales	$818.4	$533.4	$546.9	$91.8	$0.0	$1,990.5
Contract terms/restr.costs/loss provisions, net	-	-	0.1	-	-	0.1
Adjusted sales	$818.4	$533.4	$547.0	$91.8	$0.0	$1,990.6
Operating income (loss)	$93.7	$35.3	$30.5	$7.7	($33.3)	$133.9
Acquisition and amortization expenses	-	-	2.0	-	5.0	7.0
Investigation and remediation compliance costs	-	-	-	-	4.7	4.7
Contract terms/restr.costs/loss provisions, net	-	-	2.0	-	-	2.0
Severance charges	-	-	-	-	0.1	0.1
Customer bankruptcy & credit charges (recoveries)	-	-	1.5	-	-	1.5
Government COVID-related subsidies	-	(1.6)	-	-	-	(1.6)
Costs related to strategic projects	-	-	-	-	(0.2)	(0.2)
Russian bankruptcy court judgment	1.8	-	-	-	-	1.8
Adjusted operating income	$95.5	$33.7	$36.0	$7.7	($23.7)	$149.2
Adjusted operating margin	11.7%	6.3%	6.6%	8.4%	NA	7.5%
Operating income (loss)	$93.7	$35.3	$30.5	$7.7	($33.3)	$133.9
Depreciation and amortization	5.0	7.1	10.9	1.5	3.4	27.9
Stock-based compensation	1.2	0.5	1.0	0.1	10.7	13.5
Acquisition-related expenses	-	-	1.2	-	5.0	6.2
Investigation and remediation compliance costs	-	-	-	-	4.7	4.7
Contract terms/restr.costs/loss provisions, net	-	-	2.0	-	-	2.0
Severance charges	-	-	-	-	0.1	0.1
Customer bankruptcy & credit charges (recoveries)	-	-	1.5	-	-	1.5
Government COVID-related subsidies	-	(1.6)	-	-	-	(1.6)
Costs related to strategic projects	-	-	-	-	(0.2)	(0.2)
Russian bankruptcy court judgment	1.8	-	-	-	-	1.8
Adjusted EBITDA	$101.7	$41.3	$47.1	$9.3	($9.6)	$189.8
Adjusted EBITDA margin	12.4%	7.7%	8.6%	10.1%	NA	9.5%

AAR
© 2024 AAR CORP. All rights reserved worldwide.
18

Non-GAAP financial measures

FY24 by segment

($ in millions)

Q1 FY24

	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$236.8	$137.5	$156.3	$19.1	$0.0	$549.7
Operating income (loss)	15.1	9.1	7.7	1.3	(7.9)	25.3
Operting income margin	6.4%	6.6%	4.9%	6.8%	NA	4.6%
Sales	$236.8	$137.5	$156.3	$19.1	$0.0	$549.7
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$236.8	$137.5	$156.3	$19.1	$0.0	$549.7
Operating income (loss)	$15.1	$9.1	$7.7	$1.3	($7.9)	$25.3
Acquisition, integration & amortization expenses	-	-	2.6	-	0.2	2.8
Investigation and remediation compliance costs	-	-	-	-	1.1	1.1
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	11.2	-	-	-	-	11.2
Adjusted operating income	$18.3	$6.7	$8.0	$2.3	($4.4)	$30.9
Adjusted operating margin	7.7%	4.9%	5.1%	12.0%	NA	5.6%
Operating income (loss)	$15.1	$9.1	$7.7	$1.3	($7.9)	$25.3
Depreciation and amortization	1.3	1.7	4.0	0.4	1.0	8.4
Stock-based compensation	0.4	0.2	0.3	-	3.4	4.3
Acquisition and integration expenses	-	-	1.6	-	0.2	1.8
Investigation and remediation compliance costs	-	-	-	-	1.1	1.1
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	11.2	-	-	-	-	11.2
Adjusted EBITDA	$28.0	$11.0	$13.6	$1.7	($2.2)	$52.1
Adjusted EBITDA margin	11.8%	8.0%	8.7%	8.9%	NA	9.5%

Q2 FY24

	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$227.6	$145.4	$156.6	$15.8	$0.0	$545.4
Operating income (loss)	28.4	11.3	6.4	0.9	(8.7)	38.3
Operting income margin	12.5%	7.8%	4.1%	5.7%	NA	7.0%
Sales	$227.6	$145.4	$156.6	$15.8	$0.0	$545.4
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$227.6	$145.4	$156.6	$15.8	$0.0	$545.4
Operating income (loss)	$28.4	$11.3	$6.4	$0.9	($8.7)	$38.3
Acquisition, integration & amortization expenses	-	-	2.7	-	0.4	3.1
Investigation and remediation compliance costs	-	-	-	-	2.6	2.6
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$28.4	$11.3	$9.1	$0.9	($5.7)	$44.0
Adjusted operating margin	12.5%	7.8%	5.8%	5.7%	NA	8.1%
Operating income (loss)	$28.4	$11.3	$6.4	$0.9	($8.7)	$38.3
Depreciation and amortization	1.3	1.8	4.1	0.4	1.1	8.7
Stock-based compensation	0.3	0.2	0.3	-	2.8	3.6
Acquisition and integration expenses	-	-	1.7	-	0.4	2.1
Investigation and remediation compliance costs	-	-	-	-	2.6	2.6
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$30.0	$13.3	$12.5	$1.3	($1.8)	$55.3
Adjusted EBITDA margin	13.2%	9.1%	8.0%	8.2%	NA	10.1%

Q3 FY24

	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$242.3	$140.8	$165.5	$18.7	$0.0	$567.3
Operating income (loss)	31.1	11.5	8.6	0.9	(19.1)	33.0
Operting income margin	12.8%	8.2%	5.2%	4.8%	NA	5.8%
Sales	$242.3	$140.8	$165.5	$18.7	$0.0	$567.3
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Adjusted sales	$242.3	$140.8	$165.5	$18.7	$0.0	$567.3
Operating income (loss)	$31.1	$11.5	$8.6	$0.9	($19.1)	$33.0
Acquisition, integration & amortization expenses	-	-	2.6	-	9.6	12.2
Investigation and remediation compliance costs	-	-	-	-	2.0	2.0
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$31.1	$11.5	$11.2	$0.9	($7.5)	$47.2
Adjusted operating margin	12.8%	8.2%	6.8%	4.8%	NA	8.3%
Operating income (loss)	$31.1	$11.5	$8.6	$0.9	($19.1)	$33.0
Depreciation and amortization	1.6	1.7	4.1	0.3	1.1	8.8
Stock-based compensation	0.3	0.1	0.3	-	2.9	3.6
Acquisition and integration expenses	-	-	1.6	-	9.6	11.2
Investigation and remediation compliance costs	-	-	-	-	2.0	2.0
Contract terms/restr.costs/loss provisions, net	-	-	-	-	-	-
Severance charges	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$33.0	$13.3	$14.6	$1.2	($3.5)	$58.6
Adjusted EBITDA margin	13.6%	9.4%	8.8%	6.4%	NA	10.3%

Q4 FY24

	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$260.3	$216.4	$163.5	$16.3	$0.0	$656.5
Operating income (loss)	35.2	20.6	1.2	0.4	(24.8)	32.6
Operting income margin	13.5%	9.5%	0.7%	2.5%	NA	5.0%
Sales	$260.3	$216.4	$163.5	$16.3	$0.0	$656.5
Contract terms/restr.costs/loss provisions, net	-	-	2.3	-	-	2.3
Adjusted sales	$260.3	$216.4	$165.8	$16.3	$0.0	$658.8
Operating income (loss)	$35.2	$20.6	$1.2	$0.4	($24.8)	$32.6
Acquisition, integration & amortization expenses	-	3.7	3.3	-	11.6	18.6
Investigation and remediation compliance costs	-	-	-	-	4.8	4.8
Contract terms/restr.costs/loss provisions, net	-	-	4.8	-	-	4.8
Severance charges	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted operating income	$35.2	$24.8	$9.3	$0.4	($8.4)	$61.3
Adjusted operating margin	13.5%	11.5%	5.6%	2.5%	NA	9.3%
Operating income (loss)	$35.2	$20.6	$1.2	$0.4	($24.8)	$32.6
Depreciation and amortization	2.9	6.3	4.0	0.4	1.7	15.3
Stock-based compensation	0.3	0.2	0.3	-	3.0	3.8
Acquisition and integration expenses	-	0.7	2.3	-	11.6	14.6
Investigation and remediation compliance costs	-	-	-	-	4.8	4.8
Contract terms/restr.costs/loss provisions, net	-	-	4.8	-	-	4.8
Severance charges	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$38.4	$28.3	$12.6	$0.8	($3.7)	$76.4
Adjusted EBITDA margin	14.8%	13.1%	7.6%	4.9%	NA	11.6%

FY24

	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$967.0	$640.1	$641.9	$69.9	$0.0	$2,318.9
Operating income (loss)	109.8	52.5	23.9	3.5	(60.5)	129.2
Operting income margin	11.4%	8.2%	3.7%	5.0%	NA	5.6%
Sales	$967.0	$640.1	$641.9	$69.9	$0.0	$2,318.9
Contract terms/restr.costs/loss provisions, net	-	-	2.3	-	-	2.3
Adjusted sales	$967.0	$640.1	$644.2	$69.9	$0.0	$2,321.2
Operating income (loss)	$109.8	$52.5	$23.9	$3.5	($60.5)	$129.2
Acquisition, integration & amortization expenses	-	3.7	11.2	-	21.8	36.7
Investigation and remediation compliance costs	-	-	-	-	10.5	10.5
Contract terms/restr.costs/loss provisions, net	-	-	4.8	-	-	4.8
Severance charges	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	11.2	-	-	-	-	11.2
Adjusted operating income	$121.0	$56.7	$39.9	$3.5	($28.2)	$192.9
Adjusted operating margin	12.5%	8.9%	6.2%	5.0%	NA	8.3%
Operating income (loss)	$109.8	$52.5	$23.9	$3.5	($60.5)	$129.2
Depreciation and amortization	7.1	11.5	16.2	1.5	4.9	41.2
Stock-based compensation	1.3	0.7	1.2	-	12.1	15.3
Acquisition and integration expenses	-	0.7	7.2	-	21.8	29.7
Investigation and remediation compliance costs	-	-	-	-	10.5	10.5
Contract terms/restr.costs/loss provisions, net	-	-	4.8	-	-	4.8
Severance charges	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	11.2	-	-	-	-	11.2
Adjusted EBITDA	$129.4	$65.9	$53.3	$5.0	($11.2)	$242.4
Adjusted EBITDA margin	13.4%	10.3%	8.3%	7.2%	NA	10.4%

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